EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
27-Oct-03                                                            31-Oct-03

Distribution Date:               BMW VEHICLE OWNER TRUST 2001-A      Period #
                                 ------------------------------
25-Nov-03                                                                  30

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
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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $289,720,241
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907        $1,117,646
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000                $0
     Class A-4 Notes                                                     $274,000,000      $256,802,595
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $315,225,002
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $15,113,045
           Receipts of Pre-Paid Principal                                  $9,965,056
           Liquidation Proceeds                                              $227,555
           Principal Balance Allocable to Gross Charge-offs                  $199,105
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $25,504,761

        Interest Distribution Amount
           Receipts of Interest                                            $2,035,189
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                       ($43,957)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $51,418
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                             $9,350
        Total Receipts of Interest                                         $2,052,000

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $27,357,656

     Ending Receivables Outstanding                                      $289,720,241

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $1,737,409
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                      ($43,957)
     Ending Period Unreimbursed Previous Servicer Advances                 $1,693,452

Collection Account
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     Deposits to Collection Account                                       $27,357,656
     Withdrawals from Collection Account
        Servicing Fees                                                       $262,688
        Class A Noteholder Interest Distribution                           $1,198,830
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $25,379,623
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $371,825
     Total Distributions from Collection Account                          $27,357,656



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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $371,825
     Total Excess Funds Released to the Depositor                            $371,825

Note Distribution Account
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     Amount Deposited from the Collection Account                         $26,723,143
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $26,723,143

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                       $8,182,218                $0     $16.40         0.00%
     Class A-4 Notes                                                      $17,197,405      $256,802,595     $62.76        93.72%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                          $32,047             $0.06
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                                Prior
                                                                                Period
                                                                               Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       28,919            27,686
     Weighted Average Remaining Term                                            23.87             23.03
     Weighted Average Annual Percentage Rate                                    7.58%             7.59%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $249,907,278            86.26%
        1-29 days                                                         $30,787,686            10.63%
        30-59 days                                                         $6,544,027             2.26%
        60-89 days                                                         $1,236,305             0.43%
        90-119 days                                                          $474,045             0.16%
        120+ days                                                            $770,899             0.27%
        Total                                                            $289,720,241           100.00%
        Delinquent Receivables +30 days past due                           $9,025,276             3.12%



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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $199,105
        Recoveries for Current Period                                         $51,418
        Net Losses for Current Period                                        $147,687

        Cumulative Realized Losses                                         $8,241,893


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                     $824,317                47
        Ending Period Repossessed Receivables Balance                        $903,457                47
        Principal Balance of 90+ Day Repossessed Vehicles                    $117,662                 5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $1,242,784
     Beginning Period Amount                                               $1,242,784
     Ending Period Required Amount                                         $1,117,646
     Current Period Release                                                  $125,138
     Ending Period Amount                                                  $1,117,646
     Next Distribution Date Required Amount                                $1,000,346

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $11,924,684
     Beginning Period Amount                                              $11,924,684
     Net Investment Earnings                                                   $9,350
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684

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